Exhibit 99.1

Creating & Realizing Value for 55 Years

Agenda 8:05 - 8:50am Company / Financial Update 8:50 - 9:45am Technology 10:00 - 10:55am Life Sciences 10:55 - 11:30am CLRT Presentation 11:30 Closing Remarks 11:45am Lunch w/Informal Conversation

Safeguard Scientifics (NYSE: SFE) Experienced Management Team Competitive Strategy & Differentiation Holding Company: Technology & Life Sciences Growth Capital for Entrepreneurs 55-Year History of Building Market Leaders Significantly Undervalued Create Value Realize Value

Safeguard History of Innovation

Safeguard Today Safeguard Today

Maturity Migration Convergence Compliance Cost Containment Strategic Themes

Go To Market Strategy Out-Bound Deal Sourcing In-Bound Deal Sourcing Current Safeguard Partner Companies Growth Financing $5 Million to $50 Million Primary or Minority Shareholder Realize Value Management Market Model Momentum Moat

Deploy Capital SAFEGUARD EQUITY DEPLOYED ~ $112 Million* Technology Life Sciences * Represents equity deployed since January 1, 2006. Capital Deployed $9.0M $8.5M $13.5M $8M $5.8M $2.2M $8.8M $3.35M SFE % Ownership 38% 19.9% 37% 21% 2.2% 14% 47% 29% Capital Deployed $10.8M $2.4M $7.3M $6M $6M $20M SFE % Ownership 28% 50% 14% 40% 28% 36%

Safeguard Partner Companies

Tomorrow's Success Stories

Build Value Tuck-ins / Acquisitions Non-Core Asset Sales New Products Introduced Expanded Facilities Award Recipients EBITDA Achievement Technology Represents Current Safeguard Partner Companies

Build Value Tuck-ins / Acquisitions Non-Core Asset Sales New Products Introduced Expanded Facilities Award Recipients EBITDA Achievement Life Sciences Represents Current Safeguard Partner Companies

Valuing Safeguard - Aggregate Revenue 2008 2008 Life Sciences 100 Technology 100 Combined 100 100 Range: $85M - $100M Range: $175M - $200M Range: $90M - $100M * Aggregate revenue guidance is not adjusted to reflect the impact of GENDBAND's acquisition of NextPoint Networks

Realize Value ~ $274 Million

Realize Value

Safeguard Scientifics (NYSE: SFE) Experienced Management Team Competitive Strategy & Differentiation Holding Company: Technology & Life Sciences Growth Capital for Entrepreneurs 55-Year History of Building Market Leaders Significantly Undervalued Create Value Realize Value

Creating & Realizing Value for 55 Years

Financial Update

Pro Forma Summarized Balance Sheet - Parent Company ($ in millions except per share) As Reported 6/30/2008 Pro Forma 6/30/08(1) Cash $ 152.7 $ 122.7 Long-Term Liabilities $ 5.3 $ 5.3 Convertible Senior Debentures $ 129.0 $ 91.0 Shareholder's Equity $ 129.7 $ 137.6 (1) To Give Effect to Convertible Debt Repurchase on 9/17/08

Convertible Debentures Original Issue - $150.0M Current Balance - $91.0M Rate 2.625% Stated Maturity - March 15, 2024 Conversion Rate - $7.22 Per Share Put Dates: March 21, 2011 March 20, 2014 March 20, 2019

Repurchase of Convertible Debentures Last Repurchase September 22, 2008 - 78 3/4% of Face Value $38M of Face Value Repurchased for $30M Repurchased $59M at Blended Rate of Approximately 77% Continued Emphasis on Repurchases Will Take Advantage of Opportunities to Repurchase Based on Market Conditions and Cash Requirements Should Have Positive Long Term Impact on Shareholder Value

Stock Buy-Back and Splits Stock Buy-Back Board of Directors Authorization to Acquire up to $10M Will Update on Q3 Purchases in 10-Q Reverse Stock Split Shareholder Approval Received in July 2008 Board will Continue to Assess Advantages of Pursuing

Corporate Expense Trend Q1 Q2 Q3 Q4 2007 5.22 4.33 5.01 4.5 2008 4.73 4.12 NOTE: Excludes depreciation and stock-based compensation expense ($ in millions)

Status of Partner Companies* ($ in millions) *6/30/08 **9/30/08

Uses of Capital Up to 6 New Partner Companies Per Year (On Average) Follow-on Funding to Existing Partner Companies ..5 to 1.0 Times Original Funded Amounts Opportunistic Repurchase of Debt at a Discount Stock Repurchases

Carrying Value Pro Forma As of 6/30/08(1) Market Value As of 9/30/08 Parent Company Cash $ 122.7 Majority Partner Companies Clarient, Inc. (Nasdaq: CLRT) $ 19.2 3.9x $ 74.5 $ 141.9 Minority Partner Companies (Aggregate) $ 79 Tax Loss Carryforwards $ 450 Convertible Debt $ 91 Market Cap $ 152 Market Price $ 1.24 per share $ 1.24 per share Valuing Safeguard ($ in millions except per share) (1) To Give Effect to Convertible Debt Repurchase on 9/17/08

Incentive Compensation Emphasis on Value Creation and Exit Value Impacts Cash Incentive (Annual) Equity Incentive (Longer Term) 2008 New Option Vesting Structure Grants Tied to Pools of Capital Deployed Vesting Upon Achievement of Aggregate Exit Values

Key Financial Goals Repurchase of Converts by 2011 Explore Alternate Sources of Capital Enhanced Credit Facilities Improved Visibility into Existing Investments Management of Overhead Expenses

Financial Update

Technology Overview

Agenda 8:50 - 9:05am Technology Overview Kevin Kemmerer, SVP Technology & Managing Director Technology Team Strategic Themes & Target Markets Partner Companies Valuing Safeguard Critical Success Factors 9:05 - 9:45am Technology Partner Companies / Q&A Bridgevine Swaptree

Technology Team Kevin Kemmerer Senior Vice President & Managing Director Erik Rasmussen Vice President & Managing Director Mark Mitchell Senior Associate Mike Glick Senior Analyst Salomon Brothers, Inc.

Further Integration of Internet Services into Daily Routine of Businesses and Consumers Migration of Software Companies to Technology- Enabled Services Businesses Adoption of Web 2.0 and SOA Technologies Continued Innovation of eCommerce and Payment Platforms Strategic Themes

Financial Services Healthcare IT Internet-Based Businesses Software As A Service Technology-Enabled Services Vertical Software Solutions Recurring Revenue Business Models Verticals Target Markets - Technology

Company Description Technology-enabled Application Services Provider (ASP) that offers outsourced medical billing services to physician groups primarily in Radiology, Pathology, Anesthesiology and Emergency Medicine. AHS is headquartered in Warren, NJ. CEO David Langsam SFE Board Members Kevin Kemmerer and Michael Cody (SFE Director) Attainable Market Opportunity Addressable Outsourced Medical Claims Billing Market is Incredibly Fragmented and Estimated to be Approximately $4 Billion in Revenue Annually Aspirational Peers McKesson (NYSE: MCK) CBIZ Medical Management Professionals Athena Healthcare (Nasdaq: ATHN) 2008 Goals Build pipeline of acquisition targets and organic growth prospects Augment technology platform to further improve productivity metrics Financial Partners Safeguard Scientifics and Founders Equity Ownership Position Safeguard Deployed $9 Million Since November 2006 for 38% Ownership Carrying Value $6.1 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Advantedge Healthcare Solutions based on the composition of the list or the results that such aspirational peer companies have accomplished.

Company Description The developer of SafeCentral, is a leading security software company. Authentium provides security software that protects consumers from identity threats and other online threats. SafeCentral is the most secure method of accessing sensitive information online (i.e. bank accounts, tax returns). Authentium is headquartered in Palm Beach Gardens, FL. Management John Sharp, Chairman Douglas Brunt, President and CEO SFE Board Member Kevin Kemmerer Attainable Market Opportunity Security Software Sector Estimated at $11.4 Billion by 2009 Anti-Virus Represents Largest Segment, Projected to Reach $7.3 Billion by 2009 Aspirational Peers McAfee (NYSE: MFE) F-Secure (Nasdaq: FSOYF) Symantec (Nasdaq: SYMC) Trend Micro (Nasdaq: TMIC) 2008 Goals Successfully Launch SafeCentral Offering Continue to Grow Existing AV Business Financial Partners Safeguard Scientifics, The Bank of Middle East (Bahrain) and Westbury Equity Partners Ownership Position Safeguard deployed $8.5 Million in two financing rounds starting in April 2006 for 19.9% Ownership Carrying Value $8.5 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Authentium based on the composition of the list or the results that such aspirational peer companies have accomplished.

BEYOND.com
Careers. Business. Life. Go Beyond!

Company Description	Provider of the Internet's Largest Network of Niche and Local Online Technology and Career Services to Job Seekers and Corporations. Beyond.com is headquartered in King of Prussia, PA
Founder and CEO	Rich Milgram
SFE Board Member	Erik Rasmussen
Attainable Market Opportunity	• Fragmented competition in three large, growing market segments • Addresses sizeable marketplace within online career services, estimated to be $5.9 billion in 2006 and growing to $12 billion by 2012
Aspirational Peers	• Monster (Nasdaq: MNST) • CareerBuilder • Yahoo! (Nasdaq: YHOO) – HotJobs.com
Key Financials	• Revenues Increased 6,099% from 2002 to 2006
2008 Goals	• Increase Traffic Generation • Evolve User Experience and Fulfillment
Awards & Recognition	• Deloitte's Greater Philadelphia Technology Fast 50 – Ranked #1 (2007) • Deloitte's Technology Fast 500 – Ranked #29 (2007) • E&Y Entrepreneur of the Year – Rich Milgram (2008) • Philadelphia 100® (2007, 2008) • Inc. 500 – Ranked #345 (2007)
Financial Partner	Safeguard Scientifics
Ownership Position	Safeguard Deployed $13.5 Million in March 2007 for 37% Ownership
Carrying Value	$12.2 Million

* Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Beyond.com based on the composition of the list or the results that such aspirational peer companies have accomplished.

SAFEGUARD 8

Company Description A fast-growing developer of carrier-grade interconnect, access & fixed-mobile connectivity solutions to enable operators to navigate the borders among fixed & mobile networks. NextPoint formed in January 2008 merger of NexTone Communications & ReefPoint Networks. In September 2008, privately held GENBAND acquired NextPoint. Terms and closing date not disclosed. CEO Charles D. Vogt Attainable Market Opportunity With NextPoint, GENBAND is positioned as a global leader in IP security and session border gateway technology. Deal increases GENBAND customer count to 800+ service providers in 80+ countries. Market opportunity estimated at over $12 billion in 5 years. Aspirational Peers Acme Packet [NASDAQ: APKT] Starent Networks [NASDAQ: STAR] Alcatel-Lucent [NYSE: ALU] Huawei Technologies 2008 Goals Successfully integrate GenBand and NextPoint organizations Awards & Recognition Deloitte's Maryland Technology Fast 50 - Ranked #2 (2008) Named Future 50 Winner by Washington SmartCEO Magazine Financial Partners Safeguard Scientifics, Alcatel, Siemens Venture Capital, Wellcome Trust, Venrock Associates, Oak Investment Partners, Sevin Rosen Bayless Management Company, American Capital Equity, One Equity Partners and Columbia Partners Ownership Position Safeguard maintains a 2.2% ownership position after GENBAND acquisition Carrying Value $5.8 million (pre-GENBAND Acquisition) * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Genband based on the composition of the list or the results that such aspirational peer companies have accomplished.

Company Description Kadoo is a web 2.0 company that enables its users to enjoy greater sharing & privacy controls along with 10 free GBs of storage to share photos, videos, files and more. CEO Christopher Etesse - CEO, Dan Cane - CTO (co-founder of Blackboard) SFE Board Member Erik Rasmussen Attainable Market Opportunity According to Forrester, US Online Social Networking Spending is forecasted to go from $1.8B in 2008 to in $6.9B in 2012 Aspirational Peers Facebook MySpace MobileMe 2008 Goals Launch at Fall DEMO 2008 Pilot Schools - Pre-Recruitment of Key Schools, Champions and Partners Blackboard - Integration and Partnership Financial Partners Safeguard Scientifics and other investors Ownership Position Safeguard Deployed $2.2 Million in August 2007 for 14% Ownership Carrying Value $2.2 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Kadoo based on the composition of the list or the results that such aspirational peer companies have accomplished.

Portico™

The Provider Platform People

Company Description	Offers Health Plans Software Solutions Exclusively Focused on Unlocking the Value of the Provider Network Management. It is a vertically focused recurring revenue software and service company than provides Provider Network Management software for health insurance plans. Portico is headquartered in Blue Bell, PA.
Founder and CEO	Ned Moore
Attainable Market Opportunity	• U.S. healthcare payer IT spending is expected to increase to $7 billion in 2008 • $1+ billion market, dominated by 60 large T1 plans and several hundred T2 plans and large Independent Practice Associations (IPA's)
Aspirational Peers	• Trizetto (Nasdaq: TZIX) • Ingenix
2008 Goals	• Complete Series B Financing • Launch Additional Products • Execute Partnership to Accelerate Time-to-Market and Access Customers
Awards & Recognition	• Deloitte's Greater Philadelphia Technology Fast 50 – Ranked #47 (2007) • Healthcare Informatics – Named "Company to Watch" (2008) • Inc. 5000 – (2007, 2008) • Philadelphia 100® – Ranked #57 (2007) (5th Time on List – Inducted into Hall of Fame)
Financial Partners	Safeguard Scientifics and Edison Venture Fund
Ownership Position	Safeguard Deployed $8.8 Million in two rounds of funding beginning August 2006 for 47% Ownership. Edison Venture led a B round in 2008 at an up round to Safeguard's A round.
Carrying Value	$5.5 Million

* Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Portico based on the composition of the list or the results that such aspirational peer companies have accomplished.

SAFEGUARD® 11

Critical Success Factors Generate Significant Deal Flow Build Value in Partner Companies Generate Industry Best Practice Exits with Leading IRRs Create Exceptional Shareholder Value

Technology Overview

Life Sciences Overview

Agenda

10:00 – 10:15am **Life Sciences Overview**

Jim Datin, EVP Life Sciences

- *Life Sciences Team*
- *Strategic Themes & Target Markets*
- *Partner Companies*
- *Valuing Safeguard*
- *Critical Success Factors*

10:15 – 10:55am **Life Sciences Partner Companies / Q&A**

- *Advanced BioHealing*
- *Avid Radiopharmaceuticals*

10:55 – 11:30am **Life Sciences Partner Companies / Q&A**

- *Clarient*

SAFEGUARD 2

Life Sciences Team Jim Datin EVP & Managing Director Wei Zhang, PhD Senior Associate Gary Kurtzman, MD VP & Managing Director Jim O'Connell Senior Associate

Cost of Healthcare Aging of Population Rise of Consumerism Cost of Drug Development Medical Solutions Strategic Themes

Administering Healthcare Identifying Disease Making Products Available Molecular & Point of Care Diagnostics Specialty Pharma Medical Devices Segments Products Technology Enabled Services Treating Disease Using Products Business Models Verticals Target Markets - Life Sciences

Company Description A Point-of-Care Diagnostics Technology Provider. Alverix is headquartered in San Jose, CA Management Jim Merselis, CEO Patrick T. Petruno, Founder and COO SFE Board Member Gary Kurtzman, MD Attainable Market Opportunity $9 Billion Fragmented Point-of-Care and $18.7 Billion Central Laboratory Markets Where Alverix's Devices are Applicable Aspirational Peers Abaxis (ABAX) Inverness (IMA) Quidel (QDEL) Trinity Bio (TRIB) Goals Expand Operations & build out executive team Prepare to launch new test in 2009 Advance Customer Relationships New Customer Relationships Financial Partners Safeguard Scientifics and New Venture Partners, LLC Ownership Position Safeguard deployed $2.4 Million in October 2007 for 50% Ownership Carrying Value $1.8 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Alverix based on the composition of the list or the results that such aspirational peer companies have accomplished.

Company Description Cellular Systems Biology Company that Produces the Most Accurate Predictability of Drug Efficacy and Safety, Reducing Failure Rates and Improving Cost Management. Cellumen is headquartered in Pittsburgh, PA President and CEO Lans Taylor, PhD Board Member Jim Datin Attainable Market Opportunity More than $2 Billion Annually for Outsourced Pharmaceutical R&D Programs Aspirational Peers E Gene, Stratagene, Ambio and Serologicals were acquired by Qiagen, Agilent, ABI and Millipore Goals Launch new product offering Exceed early customer expectations Expand new distribution offerings Accomplishments Signed agreements with the FDA, EPA, Mayo Clinic and several large Pharma, Biotech and CEO accounts. Strong and experienced management team Awards & Recognition Pittsburg Technology Council's Tech 50 Award Recipient (2007) Financial Partners Safeguard Scientifics and PA Early Stage Partners Ownership Position Safeguard Deployed $6.1 Million in June 2007 for 40% Ownership Carrying Value $4.7 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Cellumen based on the composition of the list or the results that such aspirational peer companies have accomplished.

Company Description Specialty Pharmaceutical Company Developing Products for Neurological and Psychiatric Diseases. SmartReliefTM Product Ready to Enter Phase III for Migraines. NuPathe is headquartered in Conshohocken, PA. Co-Founder and CEO Jane Hollingsworth SFE Board Member Gary Kurtzman, MD Attainable Market Opportunity Over $2 Billion Addressable Triptan Market in the U.S. Approximately 36 Million Migraine Sufferers in U.S. Approximately 2 Million Migraine Patients could use Non-Oral Therapy for Recurrent Headaches and Intolerance of Oral Medicines Aspirational Peers Seven Similar Marketed Drugs including Astra Zeneca's Zomig, Merck's Maxalt, GSK's Amerge & Imitrex, Endo's Frova, J&J's Axert and Pfizer's Relpax. Goals Initiate Enrollment in Phase III Study for NP101 (Migraine Patch) Complete Proof-of-Concept Study for NP201 (Parkinson's Product) Awards & Recognition Jane Hollingsworth - PharmaVoice 100 (2008) Financial Partners Safeguard Scientifics, Birchmere Ventures, QuakerBio, Battelle Ventures, SROne (GSK Ventures) Ownership Position Safeguard Deployed $6 Million Since September 2006 for 28% Ownership Carrying Value $1.4 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding NuPathe based on the composition of the list or the results that such aspirational peer companies have accomplished.

Company Description A Medical Device Company Focused on the Development and Commercialization of Minimally Invasive Breast Biopsy and Tissue Removal Technologies. Rubicor is Headquartered in Redwood City, CA. Management Jim Vetter, MD, Founder & Chairman SFE Board Members Peter Boni and Jim Datin Attainable Market Opportunity U.S. Market for Breast Biopsy and Therapeutic Procedures Exceeds $500 Million Annually 1.5 Million Biopsies Performed Annually Aspirational Peers Hologic (Nasdaq: HOLX) CR Bard (NYSE: BCR) SenoRx (Nasdaq: SENO) Goals Launch additional product offerings in 2009 Reduce COGS and ramp manufacturing Financial Partners Safeguard Scientifics and ITX Ownership Position Safeguard Deployed $20 Million in August 2006 for 36% Ownership Carrying Value $10.2 Million * Aspirational peers are including solely for illustrative purposes because they have comparable business models or operate in comparable industry sectors, etc. They are, however, typically further along in their development. No conclusions should be drawn regarding Rubicor based on the composition of the list or the results that such aspirational peer companies have accomplished.

Syndication Partners

Build Value Tuck-ins / Acquisitions Non-Core Asset Sales New Products Introduced Expanded Facilities Award Recipients EBITDA Achievement Life Sciences Represents Current Safeguard Partner Companies

Critical Success Factors Generate Significant Deal Flow Build Value in Partner Companies Generate Industry Best Practice Exits with Leading IRRs Create Exceptional Shareholder Value

Life Sciences Overview